                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 2004, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-115599) and related Prospectus of Hyland Software, Inc. dated August 13, 2004 for the registration of its common shares.


                                                          /s/ ERNST & YOUNG LLP


Cleveland, Ohio
August 13, 2004